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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices)(Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 11/30/17

Item 1. Schedule of Investments.

Invesco Senior Loan Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-SLO-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–113.44%(b)(c)

Aerospace & Defense–3.17%

CEP IV Investment 16 S.a.r.l. (Luxembourg), Term Loan B(d)	—	10/02/2024	EUR	500	$603,085
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	08/11/2022		$1,397	1,390,022
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	07/07/2022		304	306,732
Greenrock Finance, Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	4.83%	06/28/2024		1,358	1,366,636
IAP Worldwide Services, Revolver Loan(Acquired 08/05/2014; Cost $1,350,691)(e)(f)	0.00%	07/18/2018		1,351	1,350,691
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 08/05/2014; Cost $150,077)(f)	7.00%	07/18/2018		150	150,076
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.00%	07/18/2019		1,716	1,690,402
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.38%	08/16/2023		1,276	1,288,564
Maxar Technologies Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	10/05/2024		1,689	1,698,702
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	04/29/2024		905	916,079
Transdigm Inc., Term Loan D (3 mo. USD LIBOR + 3.00%)	4.24%	06/04/2021		2,866	2,874,845
Term Loan E (1 mo. USD LIBOR + 2.75%)	4.10%	05/14/2022		4,470	4,487,235
Term Loan F (1 mo. USD LIBOR + 3.00%)	4.24%	06/09/2023		5,441	5,449,606
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	02/28/2021		679	632,625
					24,205,300

Air Transport–1.37%

American Airlines, Inc., Class B Term Loan (1 mo. USD LIBOR + 2.00%)	3.25%	12/14/2023		1,576	1,576,688
Avolon TLB Borrower 1 (US) LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.53%	03/21/2022		5,719	5,728,985
Gol LuxCo S.A. (Luxembourg), Term Loan (Acquired 08/21/15; Cost $2,980,174) (f)	6.50%	08/31/2020		2,998	3,087,904
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	3.38%	04/01/2024		54	54,263
					10,447,840

Automotive–1.83%

Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.35%	09/23/2022		21	21,048
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.58%	04/06/2024		839	842,564
Term Loan B (3 mo. USD LIBOR + 2.25%)	3.62%	04/06/2024		864	868,130
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	3.89%	11/07/2024		868	875,171
Britax US Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	10/15/2020		513	437,300
CH Hold Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (f)	8.60%	02/03/2025		100	102,305
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	02/01/2024		782	789,664
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $657,863 (f)	6.48%	05/19/2023		664	671,526
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	12/22/2021		22	22,222
Key Safety Systems, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.89%	08/29/2021		294	293,636
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	08/18/2021		84	83,834
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	11/06/2024		952	957,461
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.81%	05/22/2024		898	907,190
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.35%	05/03/2019		1,423	1,347,155
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.00%	03/07/2024		1,655	1,663,989
Transtar Holding Co., Exit Term Loan (3 mo. USD LIBOR + 4.25%) (f)	5.60%	04/11/2022		695	684,305
Exit Term Loan (e)(f)	0.00%	04/11/2022		170	167,410
First Lien Term Loan (3 mo. USD LIBOR + 4.25%) (f)	5.60%	04/11/2022		2,134	1,856,361
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (f)(g)	7.75%	04/11/2022		673	568,328
Wand Intermediate I L.P., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.60%	09/19/2022		813	818,166
					13,977,765

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Beverage & Tobacco–0.48%

AI Aqua Merger Sub, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	12/13/2023	$561	$566,154
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.85%	12/13/2023	1,468	1,482,011
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	03/20/2024	506	512,221
Constellation Brands Canada, Inc. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	4.04%	12/15/2023	455	458,548
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 06/27/2014; Cost $651,888) (f)	8.85%	01/02/2022	655	618,614
				3,637,548

Building & Development–2.87%

American Builders & Contractors Supply Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.85%	10/31/2023	882	886,119
Beacon Roofing Supply, Inc., Term Loan B(d)	—	01/02/2025	1,436	1,442,142
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.85%	03/25/2024	3,180	3,193,250
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.35%	03/24/2025	1,479	1,523,052
DiversiTech Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (f)	8.84%	06/02/2025	202	204,871
Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/03/2024	486	489,356
Forterra Finance, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/25/2023	1,477	1,339,137
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	4.46%	08/01/2024	1,001	1,007,838
HD Supply, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.58%	08/13/2021	200	201,317
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	3.83%	10/17/2023	1,559	1,572,676
Mueller Water Products, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	11/25/2021	156	157,724
Term Loan B (3 mo. USD LIBOR + 2.50%)	3.83%	11/25/2021	70	70,344
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	11/15/2023	3,873	3,887,731
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $2,334,796) (f)	4.08%	12/15/2023	2,345	2,353,917
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	07/20/2022	2,444	2,459,287
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)(f)	5.24%	07/24/2024	1,069	1,075,684
				21,864,445

Business Equipment & Services–11.13%

Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	07/28/2022	1,640	1,633,235
Incremental Delayed Draw Term Loan(e)	0.00%	07/28/2022	458	455,877
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%) (Acquired 11/02/2017; Cost $1,122,848) (f)	5.10%	06/30/2022	1,115	1,126,098
Asurion LLC, Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.35%	08/04/2025	5,242	5,389,237
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/04/2022	146	147,257
Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	4.35%	11/03/2023	9,367	9,416,580
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.41%	05/22/2024	1,049	1,055,132
Brand Energy & Infrastructure Services, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.61%	06/21/2024	2,488	2,501,985
Brickman Group Ltd. LLC, First Lien Revolver Loan(Acquired 10/14/2016; Cost $400,885)(e)	0.00%	12/18/2018	418	386,515
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.78%	12/17/2021	234	235,233
Capri Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	11/01/2024	690	690,780
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	03/14/2022	1,620	1,621,101
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	03/01/2024	2,446	2,454,974
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	04/09/2021	2,676	2,093,845
Cotiviti Corp., First Lien Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	09/28/2023	688	692,938
Term Loan A (3 mo. USD LIBOR + 2.25%) (f)	3.59%	09/28/2021	899	897,535
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	08/31/2023	958	962,159

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)

Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	12/20/2019		$1,588	$874,999
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	12/21/2020		826	140,395
Duff & Phelps Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	4.61%	10/12/2024		655	656,705
Equinix, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.33%	01/06/2023		317	319,282
First Data Corp., Term Loan A (1 mo. USD LIBOR + 2.25%)	3.56%	04/26/2024		13,234	13,250,891
Term Loan D (1 mo. USD LIBOR + 2.25%)	3.56%	07/08/2022		22	21,945
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.35%	08/02/2024		231	232,770
Genesys Telecom Holdings, U.S., Inc., Term Loan B-2 (2 mo. USD LIBOR + 3.75%)	5.08%	12/01/2023		4,045	4,074,467
Global Payments, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.35%	04/21/2023		323	325,731
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/30/2021		1,523	1,536,068
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(f)	5.52%	06/24/2024	GBP	806	1,086,569
Information Resources, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.62%	01/18/2024		1,196	1,206,275
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan(d)	—	11/21/2024		517	519,398
KAR Auction Services, Inc., Term Loan B-4 (3 mo. USD LIBOR + 2.25%)	3.63%	03/11/2021		73	73,230
Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	3.88%	03/09/2023		1,308	1,318,020
Karman Buyer Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/23/2021		1	834
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	07/23/2021		331	322,920
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.88%	07/25/2022		1,088	961,358
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.63%	07/23/2021		1,178	1,148,402
Learning Care Group (US) No. 2 Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(f)	5.32%	05/05/2021		1,190	1,201,900
LegalZoom.com, Inc., Term Loan(d)(f)	—	11/21/2024		692	692,942
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.31%	03/18/2024		94	94,466
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	08/01/2024		1,216	1,221,595
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.10%	05/02/2022		1,325	1,336,229
Revolver Loan(e)(f)	0.00%	05/02/2022		1,431	1,430,083
Red Ventures, LLC, First Lien Term Loan(d)	—	11/08/2024		1,442	1,437,879
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.75%)	5.15%	11/14/2022		5,733	5,786,244
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/01/2024		1,263	1,262,391
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.35%	08/14/2022		12	12,171
First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.43%	08/14/2022		354	356,082
Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.35%	04/09/2023		672	675,398
Travelport Finance S.a.r.l. (Luxembourg), Term Loan D (3 mo. USD LIBOR + 2.75%)	4.17%	09/02/2021		847	847,174
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	07/14/2023		1,263	1,279,310
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%) (Acquired 08/16/2016-03/23/2017: Cost $1,273,096) (f)	4.83%	05/21/2022		1,271	1,285,006
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/13/2022		159	159,927
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2022		1,134	1,141,209
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (f)	8.35%	05/12/2023		121	120,757
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (f)	8.35%	05/14/2023		21	21,150
West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.35%	10/10/2024		2,968	2,968,832
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.10%	06/30/2023		1,807	1,822,026
					84,983,512

Cable & Satellite Television–7.39%

Altice Financing S.A.,(Luxembourg) Term Loan(d)	—	01/31/2026		541	526,530
Term Loan (3 mo. USD LIBOR + 2.75%)	4.11%	07/15/2025		962	942,355
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	07/28/2025		2,113	2,101,994
Atlantic Broadband Finance, LLC, Term Loan B(d)	—	08/11/2024		3,237	3,236,397
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)(f)	3.57%	05/01/2024		367	368,859
Charter Communications Operating LLC, Term Loan I-1 (1 mo. USD LIBOR + 2.25%)	3.60%	01/15/2024		3,525	3,544,595
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.51%	07/17/2025		6,686	6,659,152

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Cable & Satellite Television–(continued)

ION Media Networks, Inc., Term Loan B-3 (2 mo. USD LIBOR + 3.00%)	4.43%	12/18/2020		$2,337	$2,344,709
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.21%	02/02/2025		438	439,749
Mediacom Illinois LLC, Term Loan K (1 wk. USD LIBOR + 2.25%)	3.46%	02/15/2024		1,756	1,762,352
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	4.35%	01/31/2026		5,513	5,397,258
Telenet Financing USD LLC, Term Loan AI (1 mo. USD LIBOR + 2.75%)	4.00%	06/30/2025		3,218	3,226,948
Unitymedia Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.50%	09/30/2025		1,627	1,628,902
Term Loan C(d)	—	01/15/2027	EUR	356	425,054
Term Loan D(d)	—	01/15/2026		2,026	2,018,158
UPC Financing Partnership, Term Loan AR(d)	—	01/15/2026		6,869	6,882,697
Term Loan AS (3 mo. EURIBOR + 2.75%)	2.75%	10/15/2026	EUR	236	282,372
Virgin Media Bristol LLC (United Kingdom), Term Loan K(d)	—	01/15/2026		7,855	7,861,039
Term Loan L(d)	—	01/31/2027	GBP	337	456,177
Term Loan M(d)	—	11/15/2027	GBP	458	619,819
WaveDivision Holdings, LLC, Term Loan (2 mo. USD LIBOR + 2.75%)	4.07%	10/15/2019		1	645
Term Loan (3 mo. USD LIBOR + 2.75%)	4.14%	10/15/2019		247	246,966
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.53%	08/18/2023		2,982	2,960,899
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	3.75%	04/15/2025		2,485	2,473,839
					56,407,465

Chemicals & Plastics–3.66%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.33%	01/31/2024		760	765,764
Avantor Inc., Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	1,592	1,915,901
Term Loan (1 mo. USD LIBOR + 4.00%)	5.29%	11/21/2024		3,784	3,791,870
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2024		324	325,690
Chemours Co., (The), Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.85%	05/12/2022		511	515,907
Colouroz Investment LLC (Germany), First Lien Term Loan B-2 (2 mo. USD LIBOR + 3.00%)	4.30%	09/07/2021		5	4,774
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	4.36%	09/07/2021		2,018	1,847,637
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	8.61%	09/05/2022		2,242	1,861,032
Term Loan C (2 mo. USD LIBOR + 3.00%)	4.30%	09/07/2021		1	789
Term Loan C (3 mo. USD LIBOR + 3.00%)	4.36%	09/07/2021		334	305,436
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	4.42%	09/06/2024		1,050	1,052,376
Encapsys, LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.58%	11/07/2024		223	225,152
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $113,603)	8.83%	11/07/2025		114	116,312
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.53%	10/20/2024		2,088	2,098,637
HII Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	12/20/2019		398	399,212
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(f)	9.83%	12/21/2020		202	203,704
Ineos US Finance LLC, Term Loan(d)	—	03/31/2024		2,267	2,272,836
Term Loan B(d)	—	03/31/2024	EUR	423	504,034
KMG Chemicals, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	06/15/2024		388	392,716
MacDermid, Inc., First Lien Multicurrency Revolver Loan(e)(f)	0.00%	06/07/2018		672	670,676
First Lien Multicurrency Revolver Loan (Prime Rate + 2.00%) (f)	6.25%	06/07/2018		99	98,448
First Lien Revolver Loan(e)(f)	0.00%	06/07/2018		262	261,502
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%) (f)	4.24%	06/07/2018		508	507,622
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.35%	06/07/2023		717	721,951
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	3.85%	06/07/2020		58	58,819
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.88%	10/11/2024		2,287	2,298,704

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–(continued)

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.28%	11/20/2023		$436	$439,360
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.41%	11/20/2023		494	497,156
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.13%	08/07/2020		902	906,212
Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	09/06/2024		369	372,715
Tronox Finance LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		355	358,611
Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		820	827,563
Venator Finance S.a.r.l., Term Loan (3 mo. USD LIBOR + 3.00%)(f)	4.38%	08/08/2024		471	474,690
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	3.33%	09/29/2023		797	802,208
					27,896,016

Clothing & Textiles–0.79%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/29/2024		2,290	2,312,883
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.08%	09/29/2025		783	794,315
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.88%	08/21/2022		1,633	1,396,632
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(f)	5.85%	10/26/2023		1,210	1,149,477
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.74%	12/10/2021		368	371,386
					6,024,693

Conglomerates–0.19%

Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	06/27/2024		673	676,687
RGIS Services, LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	03/31/2023		817	767,330
					1,444,017

Containers & Glass Products–2.12%

Berlin Packaging, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.00%	09/30/2022		435	440,378
Term Loan (1 mo. USD LIBOR + 3.25%)	4.52%	10/01/2021		464	468,412
Term Loan (3 mo. USD LIBOR + 3.25%)	4.59%	10/01/2021		278	280,129
Berry Plastics Corp., Term Loan M (1 mo. USD LIBOR + 2.25%)	3.56%	10/01/2022		418	420,331
Term Loan N (1 mo. USD LIBOR + 2.25%)	3.50%	01/19/2024		532	534,550
BWAY Holding Co., Term Loan (2 mo. USD LIBOR + 3.25%)	4.52%	04/03/2024		1	923
Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	04/03/2024		365	367,321
Consolidated Container Co. LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	05/22/2024		794	799,423
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $2,492,792) (f)	5.35%	03/21/2024		2,522	2,534,364
Fort Dearborn Holding Co., Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.27%	10/19/2023		12	11,897
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	10/19/2023		872	873,670
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (f)	9.84%	10/19/2024		166	163,304
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/21/2023		1,476	1,489,752
Klockner Pentaplast of America, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	06/30/2022		1,202	1,214,140
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	10/31/2024		350	353,071
Ranpak Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $145,289)(f)	8.53%	10/03/2022		146	145,000
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	10/01/2021		411	414,015
Refresco Group, N.V. (Netherlands), Term Loan B(d)	—	09/27/2024		571	574,312
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	02/05/2023		3,163	3,181,837
Tekni-Plex, Inc., Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	4.67%	10/17/2024		345	347,420
Term Loan B-2 (2 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	158	189,527

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–(continued)

TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.04%	11/30/2023		$126	$126,026
Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	11/30/2023		1,254	1,250,804
					16,180,606

Cosmetics & Toiletries–1.19%

Alphabet Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/26/2024		1,177	1,130,091
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	10/27/2022		1,193	1,195,017
Galleria Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.25%	09/29/2023		2,685	2,692,931
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	01/26/2024		1,676	1,687,172
Sundial Group Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(f)	6.06%	08/15/2024		924	928,314
Wellness Merger Sub, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	06/30/2024		1,412	1,431,384
					9,064,909

Drugs–1.34%

BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 2.50%) (Acquired 04/29/2014; Cost $2,327,562)	3.81%	04/29/2020		2,466	2,441,672
Second Lien Term Loan (3 mo. USD LIBOR + 2.50%) (f)	3.81%	04/29/2020		2,144	2,123,034
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	05/20/2024		89	89,715
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.63%	04/27/2024		3,365	3,392,186
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan F-1-B (1 mo. USD LIBOR + 3.50%)	4.75%	04/01/2022		2,180	2,213,539
					10,260,146

Ecological Services & Equipment–0.83%

Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.75%)	3.45%	11/10/2023		2,934	2,941,365
Casella Waste Systems, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.77%	10/17/2023		463	465,072
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%) (Acquired 10/18/2017; Cost $486,751)	7.49%	10/25/2024		497	501,555
PSSI Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.74%	12/02/2021		240	241,023
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.06%	08/11/2023		875	875,289
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/28/2024		1,304	1,314,100
					6,338,404

Electronics & Electrical–13.86%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.81%	05/08/2020		2,661	1,919,070
Almonde, Inc.,(United Kingdom) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	760	915,240
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.98%	06/13/2024		3,494	3,495,768
Applied Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.57%	09/19/2024		659	666,622
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.32%	09/19/2025		58	59,743
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	6.35%	06/30/2021		2,863	2,801,244
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	06/16/2023		1,521	1,543,165
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(f)	3.49%	08/16/2022		1,420	1,423,207
Compuware Corp., Term Loan B-3 (3 mo. USD LIBOR + 4.25%)	5.63%	12/15/2021		660	667,449
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	07/26/2024		541	544,238
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	09/07/2023		3,153	3,158,247
Diamond US Holding LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)(f)	4.58%	04/06/2024		1,473	1,477,016
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.00%	11/06/2023		1,786	1,790,618
DigiCert Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.13%	10/31/2024		1,799	1,824,529
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.38%	10/31/2025		293	295,486
Go Daddy Operating Co., LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	02/15/2024		5,551	5,574,548
Hyland Software, Inc., First Lien Term Loan 3 (1 mo. USD LIBOR + 3.25%)	4.60%	07/01/2022		570	576,399
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	07/07/2025		83	85,583
IGT Holding IV AB (Sweden), Term Loan B(d)	—	07/26/2024		1,040	1,043,764
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(f)	4.35%	04/04/2024		693	695,105
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(f)	7.35%	04/26/2024		1,110	1,122,694

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(f)	5.49%	03/10/2021		$1,614	$1,630,476
Lully Finance LLC, First Lien Term Loan B-4 (1 mo. EURIBOR + 3.75%)	3.75%	10/14/2022	EUR	490	588,042
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (f)	9.83%	10/16/2023		731	720,461
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%)	7.25%	10/16/2023	EUR	228	267,346
MA Finance Co., LLC, Term Loan B-2 (3 mo. USD LIBOR + 2.50%)	3.85%	11/19/2021		4,210	4,220,724
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		819	822,655
MACOM Technology Solutions Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	05/17/2024		1,115	1,115,605
McAfee, LLC, Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	539	650,792
Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	09/30/2024		1,242	1,249,889
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	08/15/2022		1,699	1,707,851
Meter Reading Holding, LLC, Term Loan (3 mo. USD LIBOR + 5.75%)(f)	7.23%	08/29/2023		1,805	1,836,768
Micro Holding, L.P., Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	09/15/2024		1,203	1,200,981
Micron Technology, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	3.39%	04/26/2022		316	319,345
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	03/31/2022		1,071	1,071,684
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)(f)	4.50%	07/05/2023		1,099	1,109,492
NeuStar, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.65%	01/08/2020		367	371,680
Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.15%	08/08/2024		1,706	1,726,752
Oberthur Technologies of America Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.08%	01/10/2024		2,492	2,452,171
Omnitracs, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.09%	05/25/2021		131	131,887
ON Semiconductor Corp., Term Loan(d)	—	03/31/2023		3,101	3,116,713
Optiv Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.63%	01/31/2025		251	235,575
Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	02/01/2024		1,355	1,296,546
Project Leopard Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	07/07/2023		728	734,629
Quest Software US Holdings Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.92%	10/31/2022		4,514	4,574,137
Ramundsen Holdings, LLC, Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	01/31/2025		98	99,644
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	02/01/2024		245	247,841
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	04/24/2022		4,344	4,277,523
Rocket Software, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.83%	10/14/2024		412	419,711
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	10/14/2023		2,092	2,116,259
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	7.07%	09/21/2022		1,270	1,228,730
Seattle Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		5,534	5,555,590
Sparta Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.44%	08/21/2024		240	242,149
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	09/30/2023		4,180	4,214,291
Symantec Corp., Term Loan A-5 (2 mo. USD LIBOR + 1.75%)	3.03%	08/01/2021		1,141	1,139,455
Tempe Holdco Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.60%	12/01/2023		1,875	1,883,901
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.85%	12/04/2020		471	472,774
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	09/28/2024		778	782,275
Verint Systems Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.63%	06/29/2024		792	795,747
Veritas US Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	4,735	5,701,371
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.83%	01/27/2023		1,619	1,622,223
VF Holding Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.60%	06/30/2023		1,331	1,340,352
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $503,468)	5.56%	07/19/2024		506	508,422
Wall Street Systems Delaware, Inc., Term Loan(d)	—	11/21/2024		674	676,758
Western Digital Corp., Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.31%	04/29/2023		7,587	7,624,253
					105,781,205

Financial Intermediaries–1.22%

Black Knight InfoServ, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.63%	05/27/2022		288	289,995
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.57%	03/23/2024		765	768,285
iPayment Inc., Initial Term Loan (First Lien) Retired 11/17/2017(d)	—	04/11/2023		1,088	1,098,562

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Financial Intermediaries–(continued)

LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	3.65%	09/23/2024		$391	$392,872
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	03/27/2020		3,863	3,860,720
RJO Holdings Corp.,
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $447,643)(f)	13.35%	05/05/2022		448	449,881
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,258,995)(f)	9.37%	05/05/2022		1,259	1,265,290
Stiphout Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.60%	10/26/2023		22	21,965
Term Loan (1 mo. USD LIBOR + 3.75%)	4.60%	10/26/2022		143	143,219
TMF Group Holdco B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 3.50%)	3.50%	10/13/2023	EUR	882	1,054,261
					9,345,050

Food & Drug Retailers–1.55%

Adria Group Holding B.V. (Netherlands), Term Loan (h)	0.00%	06/04/2018	EUR	2,986	54,192
Albertsons LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/25/2021		6,855	6,672,995
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	4.33%	12/21/2022		1,435	1,397,448
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.46%	06/22/2023		1,127	1,097,610
Pret A Manger (United Kingdom), Term Loan B-2 (3 mo. GBP LIBOR + 4.00%)	4.52%	06/20/2022	GBP	604	823,886
Rite Aid Corp., Second Lien Term Loan 1 (1 mo. USD LIBOR + 4.75%)	5.96%	08/21/2020		73	73,135
Second Lien Term Loan 2 (1 mo. USD LIBOR + 3.88%)	5.09%	06/21/2021		218	219,041
Supervalu Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		581	561,698
Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		968	936,164
					11,836,169

Food Products–3.23%

Candy Intermediate Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.85%	06/15/2023		1,998	1,998,344
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	06/22/2022		859	871,749
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	07/03/2020		802	791,463
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.03%	04/06/2024		2,796	2,810,201
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.08%	04/06/2024		137	137,388
Term Loan B (Prime Rate + 1.75%)	6.00%	04/06/2024		0	195
Hearthside Group Holdings, LLC, Revolver Loan(e)(f)	0.00%	06/02/2019		1,570	1,566,997
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	06/02/2021		575	579,007
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	08/31/2022		8	7,733
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	3.69%	07/04/2022		3,548	3,571,202
JBS USA Lux S.A., Term Loan (2 mo. USD LIBOR + 2.50%)	3.76%	10/30/2022		8,267	8,110,295
Nomad Foods US LLC (United Kingdom), Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.00%	05/15/2024		989	994,290
Post Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	05/24/2024		1,797	1,806,105
Shearer’s Foods, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.94%) (f)	5.27%	06/30/2021		444	442,212
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $249,047)(f)	8.08%	06/30/2022		250	238,580
Utz Quality Foods, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.54%	11/21/2025		77	77,069
Term Loan(d)	—	11/21/2024		673	676,808
					24,679,638

Food Service–2.45%

New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.58%	02/16/2024		1,434	1,435,408
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	3.60%	02/16/2024		2,240	2,242,019
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.84%	04/19/2024		1,096	1,105,251
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.84%	04/18/2025		346	353,811
Red Lobster Management, LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	07/28/2021		318	320,173

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service–(continued)

Restaurant Holding Co., LLC, First Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.10%	02/28/2019		$1,197	$1,168,291
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%)(f)	5.10%	03/19/2021		1,005	924,913
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	02/01/2023		4	4,063
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.67%	02/01/2023		1,593	1,613,128
TMK Hawk Parent, Corp., Delayed Draw Term Loan(d)	—	09/26/2024		45	45,833
Term Loan (2 mo. USD LIBOR + 3.50%)	4.82%	09/26/2024		3	2,567
Term Loan (3 mo. USD LIBOR + 3.50%)	4.88%	09/26/2024		1,015	1,024,093
US Foods, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.85%	06/27/2023		7,124	7,172,917
Weight Watchers International, Inc., Term Loan(d)	—	11/29/2024		1,284	1,267,249
					18,679,716

Health Care–4.49%

Acadia Healthcare Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.10%	02/11/2022		707	713,357
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.99%	02/16/2023		1,012	1,019,069
Air Medical Group Holdings, Inc., Term Loan(d)	—	09/30/2024		1,304	1,312,655
Argon Medical Devices Holdings, Inc., First Lien Term Loan(d)	—	11/02/2024		320	321,668
Second Lien Term Loan(d)	—	11/02/2025		76	76,307
ATI Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	05/10/2023		564	569,189
CareCore National, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(f)	5.35%	03/05/2021		1,361	1,365,403
Community Health Systems, Inc., Revolver Loan(e)(f)	0.00%	01/27/2019		843	789,245
Term Loan G (3 mo. USD LIBOR + 2.75%)	4.23%	12/31/2019		224	218,845
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.58%	10/31/2023		267	268,606
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	06/07/2020		1,520	1,509,633
Term Loan (3 mo. USD LIBOR + 3.25%)	4.59%	06/07/2020		1,556	1,544,996
Envision Healthcare Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.35%	12/01/2023		540	541,575
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	05/02/2023		1,238	1,248,522
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	06/30/2024		852	856,062
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.50%	10/27/2022		1,173	1,184,010
HC Group Holdings III, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	04/07/2022		1,528	1,545,544
INC Research Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	08/01/2024		167	167,689
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	02/03/2024		2,982	2,977,144
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	06/07/2023		5,102	5,112,235
Nidda Healthcare Holding AG,(Germany)
Term Loan B-1(e)	0.00%	09/30/2024	EUR	1,122	1,345,015
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	09/30/2024	EUR	415	497,622
Term Loan B-1(e)	0.00%	09/30/2024	GBP	172	235,673
Term Loan B-2(e)	0.00%	09/30/2024	EUR	310	371,691
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	06/30/2021		554	556,020
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/27/2024		3,112	3,134,071
Quintiles IMS Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	3.32%	01/14/2025		640	644,108
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	08/31/2024		744	734,455
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	02/06/2024		1,972	1,932,753
Unilabs Diagnostics AB (Sweden), Revolver Loan(e)(f)	0.00%	03/12/2021	EUR	768	908,578
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	06/07/2024		580	583,944
					34,285,684

Home Furnishings–0.95%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.00%	02/05/2024		1,592	1,454,960
Second Lien Term Loan (1 mo. USD LIBOR + 10.00%)	11.25%	02/03/2025		202	166,805
Global Appliance Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	09/29/2024		1,271	1,279,376
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	08/05/2024		581	583,644
Hilding Anders AB (Sweden), Term Loan B(d)	—	11/30/2024	EUR	387	461,485

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Home Furnishing–(continued)

Serta Simmons Bedding, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	11/08/2023		$2,466	$2,391,640
TGP Holdings III, LLC, Delayed Draw Term Loan(e)(f)	0.00%	09/25/2024		86	87,026
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	09/25/2024		549	554,790
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	09/25/2025		239	240,604
					7,220,330

Industrial Equipment–2.87%

Accudyne Industries LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	08/18/2024		1,469	1,478,180
CIRCOR International, Inc., Term Loan B(d)	—	12/11/2024		1,609	1,609,279
Clark Equipment Co., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.83%	05/18/2024		2,293	2,307,196
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	01/31/2024		350	352,866
Crosby US Acquisition Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.45%	11/23/2020		1,677	1,600,531
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%) (Acquired 08/17/2017; Cost $510,667) (f)	6.85%	08/29/2023		516	518,896
Engineered Machinery Holdings, Inc., First Lien Delayed Draw Term Loan(e)	0.00%	07/19/2024		12	11,882
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	07/19/2024		40	39,608
First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/19/2024		395	396,075
Second Lien Delayed Draw Term Loan(e)	0.00%	07/18/2025		30	30,793
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 7.25%)	8.58%	07/18/2025		4	4,199
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.56%	07/18/2025		289	293,937
Filtration Group Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.38%	11/23/2020		2,189	2,209,686
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	4.08%	07/30/2024		1,689	1,697,300
Generac Power System, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.59%	05/31/2023		352	353,315
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	09/30/2024	EUR	508	607,875
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	09/25/2023		1,226	1,229,083
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.75%)	4.10%	08/14/2023		1,001	1,009,906
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/27/2020		1,267	1,191,674
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.02%	08/21/2023		41	41,087
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	08/21/2023		295	296,004
Robertshaw US Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.75%	08/10/2024		723	729,752
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.25%	02/10/2025		243	242,545
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	03/16/2022		128	128,442
Term Loan (2 mo. USD LIBOR + 4.25%)	5.57%	03/16/2022		156	156,636
Term Loan (3 mo. USD LIBOR + 4.25%)	5.59%	03/16/2022		311	313,273
Terex Corp., Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	3.58%	01/31/2024		517	520,065
Vantiv, LLC, Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.25%	08/07/2024		1,901	1,913,072
Incremental Term Loan B-1(d)	—	09/20/2024		597	599,512
Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.25%	10/14/2023		20	19,695
					21,902,364

Insurance–0.74%

Acrisure, LLC, First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.65%	11/22/2023		32	32,327
Alliant Holdings I, L.P., Term Loan (3 mo. USD LIBOR + 3.25%)	4.49%	08/12/2022		239	239,972
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.07%	01/25/2024		823	826,091
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.10%	01/25/2025		143	145,838
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	4.35%	10/02/2020		4	3,655
Term Loan (3 mo. USD LIBOR + 3.00%)	4.41%	10/02/2020		1,406	1,413,738
USI Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/16/2024		1,623	1,618,446
Term Loan(d)	—	05/16/2024		1,367	1,366,227
					5,646,294

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies–3.60%

Alpha Topco Ltd. (United Kingdom), Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	4.35%	02/01/2024		$7,023	$7,071,595
AMC Entertainment Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.50%	12/15/2023		978	978,531
Term Loan (1 mo. USD LIBOR + 2.25%)	3.50%	12/15/2022		1,257	1,261,453
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.50%	10/19/2023		830	836,552
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	11/07/2023		58	58,376
Cinemark USA, Inc., Term Loan (2 mo. USD LIBOR + 2.00%)	3.28%	05/09/2022		128	128,987
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.24%	11/08/2023		2,386	2,404,170
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	4.83%	08/23/2024		1,060	1,069,334
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.77%	04/12/2024		854	851,543
Equinox Holdings Inc., Initial Term Loan (First Lien) Retired 11/30/2017(d)	—	03/08/2024		1,173	1,183,727
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	09/06/2024		132	136,941
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	07/01/2020		1,617	1,642,837
Fugue Finance B.V., Term Loan (3 mo. EURIBOR + 3.25%)	3.25%	09/01/2024	EUR	1,032	1,238,946
MTL Publishing LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	3.91%	08/21/2023		1,610	1,616,993
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)(f)	4.25%	07/06/2024	CHF	369	378,681
Regal Cinemas Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.35%	04/01/2022		1,490	1,490,626
Sabre GLBL Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.60%	02/22/2024		354	355,436
Shutterfly Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	08/17/2024		461	460,278
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.58%	08/18/2023		3,224	3,246,676
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.83%	08/18/2024		1,045	1,065,205
					27,476,887

Lodging & Casinos–5.47%

B&B Hotels S.A.S. (France), Term Loan B(d)	—	03/14/2023	EUR	1,024	1,227,880
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	07/03/2024		1,398	1,402,589
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	3.70%	09/15/2023		822	826,981
Caesars Entertainment Operating Co., LLC, Term Loan B(d)	—	04/04/2024		230	229,814
Caesars Growth Properties Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	05/08/2021		1,584	1,585,861
Caesars Resort Collection, LLC, Term Loan B(d)	—	10/30/2024		7,874	7,926,189
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	04/18/2024		757	761,104
Four Seasons Hotels Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 2.50%)	3.85%	11/30/2023		1,171	1,178,740
Golden Nugget, Inc., Incremental First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.60%	10/04/2023		2,027	2,044,581
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.33%	10/25/2023		1,083	1,089,277
La Quinta Intermediate Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.11%	04/14/2021		4,005	4,031,071
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	03/29/2024		11	11,480
RHP Hotel Properties, L.P., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.67%	05/11/2024		600	604,844
Scientific Games International, Inc., Multicurrency Revolver Loan(e)(f)	0.00%	10/18/2018		3,087	3,063,708
Revolver Loan(e)(f)	0.00%	10/18/2018		1,003	995,179
Term Loan B-4 (1 mo. USD LIBOR + 3.25%)	4.60%	08/14/2024		1,010	1,020,521
Term Loan B-4 (2 mo. USD LIBOR + 3.25%)	4.67%	08/14/2024		3,673	3,709,931
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.82%	06/08/2023		2,576	2,584,911
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	07/10/2020		2,772	2,810,054
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	10/15/2022		4,648	4,653,804
					41,758,519

Nonferrous Metals & Minerals–0.22%

American Rock Salt Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		1	529
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.23%	05/20/2021		202	202,178
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.23%	05/20/2021		546	546,570
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		1	1,427

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Nonferrous Metals & Minerals–(continued)

Dynacast International LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.58%	01/28/2022	$930	$938,836
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $15,153)(f)	9.83%	01/30/2023	15	15,429
				1,704,969

Oil & Gas–6.29%

Ascent Resources - Marcellus, LLC, First Lien Term Loan (h)	0.00%	08/04/2020	3,021	2,293,086
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	5.73%	06/24/2024	1,452	1,465,857
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.38%	10/31/2024	2,436	2,462,952
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.44%	08/17/2020	2,306	2,329,163
California Resources Corp., Term Loan(d)	—	12/31/2022	826	814,980
Term Loan (1 mo. USD LIBOR + 10.38%)	11.66%	12/31/2021	1,484	1,610,493
Citgo Holdings, Inc., Term Loan (3 mo. USD LIBOR + 8.50%)	9.84%	05/12/2018	3,798	3,816,807
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	07/29/2021	1,352	1,336,952
Crestwood Holdings LLC, Term Loan B-1 (1 mo. USD LIBOR + 8.00%)	9.44%	06/19/2019	1,948	1,957,408
Fieldwood Energy LLC, Term Loan (3 mo. USD LIBOR + 2.88%)	4.21%	10/01/2018	147	142,428
Term Loan (3 mo. USD LIBOR + 7.00%)	8.33%	08/31/2020	3,280	2,919,295
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	06/27/2020	3,503	2,673,669
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.59%	08/25/2023	3,403	3,198,737
HGIM Corp., Term Loan B (3 mo. USD LIBOR + 4.50%)	7.75%	06/18/2020	3,789	1,403,523
Medallion Midland Acquisition, LLC, Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	10/31/2024	797	800,215
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	681	689,540
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%) (f)	6.83%	07/31/2020	2,102	1,770,807
Pacific Drilling S.A. (Luxembourg), Term Loan (h)(i)	0.00%	06/03/2018	692	247,382
Paragon Offshore Finance Co.,(Cayman Islands) PIK Term Loan, 6.35% PIK Rate, 1.00% Cash Rate (g)(i)	6.35%	07/18/2022	91	77,070
Term Loan (Acquired 07/11/2014); Cost $12,440)(f)(h)(i)	0.00%	07/16/2021	12	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	3.83%	03/19/2021	4,599	3,816,455
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	02/21/2021	7,188	5,572,576
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	08/04/2021	1,044	1,029,716
Sunoco L.P., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	10/01/2019	985	984,840
Traverse Midstream Partners LLC, Term Loan (2 mo. USD LIBOR + 4.00%)	5.33%	09/27/2024	1,505	1,521,341
Veresen Midstream US LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.35%	03/31/2022	986	994,488
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.30%)	3.65%	07/13/2020	2,154	2,107,345
				48,037,125

Publishing–1.64%

Ascend Learning, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	07/12/2024	1,022	1,029,783
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(f)	6.63%	06/01/2022	33	33,004
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.24%	10/04/2023	6,823	6,862,122
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/24/2021	1,072	1,085,476
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.35%	01/27/2024	3,492	3,505,099
				12,515,484

Radio & Television–2.23%

E.W. Scripps Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	10/02/2024	443	445,297
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.49%	02/07/2024	221	222,291
iHeartCommunications, Inc., Term Loan D (1 mo. USD LIBOR + 6.75%)	8.08%	01/30/2019	7,639	5,794,798
Term Loan E (1 mo. USD LIBOR + 7.50%)	8.83%	07/30/2019	11,492	8,669,197
Mission Broadcasting, Inc., Term Loan B-2(d)	—	01/17/2024	10	9,726
Nexstar Broadcasting, Inc., Term Loan B-2(d)	—	01/17/2024	77	77,044
Raycom TV Broadcasting, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.08%	08/23/2024	1,278	1,289,671
Sinclair Television Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	01/03/2024	504	505,346
				17,013,370

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Retailers (except Food & Drug)–4.96%

Action Holding B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.25%	02/25/2022	EUR	397	$476,976
Bass Pro Group, LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	09/25/2024		$4,448	4,357,723
BJ’s Wholesale Club, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	4.74%	02/03/2024		568	559,614
David’s Bridal, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	10/11/2019		952	797,786
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	10/14/2022		2,054	1,232,491
J. Crew Group, Inc., Term Loan (1 mo. USD LIBOR + 3.22%)	4.51%	03/05/2021		149	86,953
Term Loan (3 mo. USD LIBOR + 3.22%)	4.55%	03/05/2021		225	130,707
Jill Acquisition LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.38%	05/08/2022		339	316,486
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.58%	04/02/2021		2,431	2,032,604
Michaels Stores, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.07%	01/28/2023		45	45,043
Moran Foods LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.35%	12/05/2023		1,368	1,095,757
National Vision, Inc., Revolver Loan(e)(f)	0.00%	03/13/2019		1,250	1,149,948
Term Loan (1 mo. USD LIBOR + 2.75%)	4.03%	11/12/2024		501	501,373
Party City Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.43%	08/19/2022		683	685,027
Payless Inc., Term Loan A-1 (1 mo. USD LIBOR + 8.00%)	9.32%	02/10/2022		882	883,555
Term Loan A-2 (1 mo. USD LIBOR + 9.00%)	10.32%	08/10/2022		1,655	1,585,033
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	01/26/2023		2,639	2,093,414
Pier 1 Imports (U.S.), Inc., Term Loan (3 mo. USD LIBOR + 3.50%) (Acquired 04/24/2014-02/11/2015; Cost $859,379) (f)	4.83%	04/30/2021		867	832,082
Sally Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.88%	07/05/2024		396	395,061
Savers Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.04%	07/09/2019		10	8,850
Term Loan (3 mo. USD LIBOR + 3.75%)	5.11%	07/09/2019		3,676	3,354,270
Sears Roebuck Acceptance Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.85%	06/30/2018		4,039	4,032,360
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.31%	09/12/2024		2,554	2,452,058
Toys ‘R’ Us Property Co. I, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.35%	08/21/2019		7,540	6,936,948
Toys ‘R’ Us-Delaware, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.75%) (i)	7.00%	05/25/2018		153	53,181
Term Loan B-3 (3 mo. USD LIBOR + 3.75%) (i)	7.00%	05/25/2018		20	6,788
Vivarte (France), Term Loan, 7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,593	1,748,458
					37,850,546

Steel–0.06%

Atkore International, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.34%	12/22/2023		429	432,541

Surface Transport–1.15%

Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		567	569,901
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		2,307	2,320,013
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 10/06/2017; Cost $636,748)	5.60%	10/12/2024		640	643,107
PODS LLC, Term Loan B-3(d)	—	12/06/2024		2,639	2,655,617
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.60%	06/26/2021		1,704	1,529,548
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.60%	11/01/2021		1,029	1,035,012
					8,753,198

Telecommunications–9.00%

Avaya Inc., DIP Term Loan (1 mo. USD LIBOR + 7.50%)	8.70%	01/24/2018		757	759,388
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	01/31/2025		7,360	7,069,293
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	05/01/2024		1,322	1,330,858
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.35%	10/24/2022		4,871	4,706,685
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/05/2023		6,669	6,574,770
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	03/31/2021		2,712	2,612,341
GTT Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.63%	01/09/2024		1,632	1,647,792
Intelsat Jackson Holdings S.A., Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	4.07%	06/30/2019		2,754	2,750,101
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.70%	02/22/2024		7,874	7,876,597

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Telecommunications–(continued)

MTN Infrastructure TopCo, Inc., Delayed Draw Term Loan(d)	—	11/17/2024	$675	$676,551
Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	11/17/2024	656	660,485
Rackspace Hosting, Inc., Term Loan B(d)	—	11/03/2023	142	142,287
Radiate Holdco, LLC, Incremental Term Loan(d)	—	02/01/2024	1,212	1,199,680
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	02/01/2024	1,206	1,198,645
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.88%	02/02/2024	6,218	6,226,950
Syniverse Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.25%	04/23/2019	4,413	4,356,432
Term Loan B (3 mo. USD LIBOR + 3.00%)	4.33%	04/23/2019	1,031	1,017,605
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 3.00%)	4.32%	11/17/2023	6,574	6,620,131
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	05/02/2023	3,060	2,948,964
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.27%	03/29/2021	4,712	4,452,542
Term Loan B-7 (2 mo. USD LIBOR + 3.25%)	4.52%	02/17/2024	552	497,720
Zayo Group, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.31%	01/19/2021	681	683,194
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.56%	01/19/2024	2,701	2,712,260
				68,721,271

Utilities–9.10%

AES Corp., (The), Term Loan (3 mo. USD LIBOR + 2.00%)	3.45%	05/24/2022	997	1,001,208
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	04/13/2023	1,233	1,256,083
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)(f)	5.85%	05/27/2022	699	705,428
Calpine Corp., Term Loan (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024	2,891	2,897,365
Term Loan (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024	5,240	5,256,245
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	3.10%	12/31/2019	324	324,829
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	4.09%	05/31/2023	2,801	2,807,509
Dynegy Inc., Term Loan C-1 (1 mo. USD LIBOR + 3.25%)	4.60%	02/07/2024	4,901	4,934,588
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/02/2023	2,241	2,263,100
Energy Future Intermediate Holding Co. LLC, DIP Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	06/30/2018	5,307	5,330,959
ExGen Renewables IV, LLC, Term Loan(d)	—	11/28/2024	1,021	1,030,800
Granite Acquisition, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	12/17/2021	2,536	2,567,647
First Lien Term Loan C (3 mo. USD LIBOR + 4.00%)	5.33%	12/17/2021	113	114,812
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	8.58%	12/19/2022	592	596,175
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024	3,543	3,559,025
Term Loan C (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024	221	221,763
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	05/16/2024	1,343	1,356,478
NRG Energy Inc., Revolver Loan A(e)(f)	0.00%	07/01/2018	17,507	17,403,647
Term Loan (3 mo. USD LIBOR + 2.25%)	3.58%	06/30/2023	4,738	4,748,289
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	09/20/2024	621	630,439
Southeast PowerGen LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	12/02/2021	745	698,905
TerraForm Power Operating, LLC, Term Loan(d)	—	11/08/2022	285	287,913
USIC Holding, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.00%	12/08/2023	1,714	1,729,687

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Utilities–(continued)

Vistra Operations Co. LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	12/14/2023		$160	$161,079
Term Loan (1 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		1,182	1,188,042
Term Loan (1 mo. USD LIBOR + 2.75%)	4.02%	12/14/2023		495	498,182
Term Loan (3 mo. USD LIBOR + 2.75%)	4.10%	08/04/2023		4,524	4,549,092
Term Loan C (1 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		1,311	1,318,357
					69,437,646
Total Variable Rate Senior Loan Interests					865,810,672

Bonds & Notes–7.91%

Air Transport–0.37%

Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $2,839,437) (j)	5.75%	07/15/2025		2,839	2,825,240

Automotive–0.41%

Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	286	339,525
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	641	772,307
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		452	460,074
Schaeffler AG (Germany)(j)	4.50%	09/15/2023		452	463,865
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		833	843,412
Superior Industries International, Inc.(j)	6.00%	06/15/2025	EUR	189	221,219
					3,100,402

Building & Development–0.03%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	230	272,731

Business Equipment & Services–0.30%

Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	678	822,908
ICBPI (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	7.73%	05/30/2021	EUR	1,250	1,509,385
					2,332,293

Cable & Satellite Television–1.72%

Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	419	464,760
Altice US Finance I Corp.(j)	5.50%	05/15/2026		5,666	5,758,072
Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		520	534,950
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		3,966	4,144,470
Numericable - SFR S.A. (France)(j)	7.38%	05/01/2026		1,020	1,031,475
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	500	595,125
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		554	581,700
					13,110,552

Chemicals & Plastics–0.52%

Avantor Inc.(j)	4.75%	10/01/2024	EUR	628	758,994
Avantor Inc.(j)	6.00%	10/01/2024		963	967,815
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		2,516	2,229,627
					3,956,436

Containers & Glass Products–0.49%

Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		504	515,970
Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		852	876,495
Horizon Holdings III (France)(j)	8.25%	02/15/2022	EUR	576	733,266
Reynolds Group Holdings Inc.	5.75%	10/15/2020		594	604,766
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	4.86%	07/15/2021		969	993,225
					3,723,722

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–0.45%

Blackboard Inc.(j)	9.75%	10/15/2021		$2,907	$2,645,370
Dell International LLC(j)	5.45%	06/15/2023		720	775,217

					3,420,587

Financial Intermediaries–0.57%

B2Holding ASA (Norway) (3 mo. EURIBOR + 4.25%)(j)(k)	4.25%	11/14/2022	EUR	106	127,271
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	1,250	1,848,900
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	467	552,595
Nassa Midco AS (Sweden)(j)	2.88%	04/06/2024	EUR	850	1,030,116
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	6.95%	02/01/2023	GBP	600	774,926
					4,333,808

Health Care–0.92%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.38%	07/15/2019	GBP	1,750	2,332,383
DJO Finance LLC	10.75%	04/15/2020		3,085	2,791,925
DJO Finance LLC(j)	8.13%	06/15/2021		1,062	1,008,900
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.53%	08/15/2022	GBP	750	928,795
					7,062,003

Home Furnishings–0.28%

Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	1,634	2,105,134

Lodging & Casinos–0.26%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		755	771,044
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.40%	05/15/2023	GBP	800	1,087,330
VICI Properties 1 LLC	8.00%	10/15/2023		133	148,666
					2,007,040

Nonferrous Metals & Minerals–0.50%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		3,585	3,837,266

Oil & Gas–0.14%

Pacific Drilling S.A. (Luxembourg)(i)(j)	5.38%	06/01/2020		2,928	1,087,020

Radio & Television–0.33%

Clear Channel International B.V.(j)	8.75%	12/15/2020		2,436	2,533,440

Rail Industries–0.02%

Channel Link Enterprises Finance PLC (United Kingdom)(j)	2.71%	06/30/2050	EUR	133	164,549

Retailers (except Food & Drug)–0.26%

Claire’s Stores Inc.(j)	6.13%	03/15/2020		780	444,600
Cortefiel, S.A. (Spain) (3 mo. EURIBOR + 5.25%)(j)(k)	5.25%	09/15/2024	EUR	470	562,332
TWIN SET - Simona Barbieri S.p.A. (Italy) (3 mo. EURIBOR + 5.88%)(j)(k)	5.55%	07/15/2019	EUR	808	962,443
					1,969,375

Surface Transport–0.04%

Naviera Armas, S.A. (Spain) (3 mo. EURIBOR + 4.25%)(j)(k)	3.92%	11/15/2024	EUR	227	274,428

Telecommunications–0.30%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		623	615,991
Communications Sales & Leasing, Inc.(j)	7.13%	12/15/2024		146	133,225
Goodman Networks Inc.	8.00%	05/11/2022		1,968	1,525,110
Windstream Services, LLC	6.38%	08/01/2023		25	17,188
					2,291,514
Total Bonds & Notes					60,407,540

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Common Stocks & Other Equity Interests–6.69%(l)

Aerospace & Defense–0.49%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $249,110) (f)(j)(m)	229	$3,705,469

Automotive–0.03%

Transtar Holding Co., Class A (j)(m)	2,935,894	190,833

Building & Development–0.57%

BMC Stock Holdings, Inc. (m)	129,856	2,999,674
Five Point Holdings LLC, Class A (m)	98,198	1,374,772
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,938,060) (f)(j)(m)	780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,975) (f)(j)(m)	9	0
		4,374,446

Chemicals & Plastics–0.00%

Lyondell Chemical Co., Class A	142	14,867

Conglomerates–0.04%

Euramax International, Inc. (Acquired 07/09/2009; Cost $3,529,067) (f)(j)(m)	3,272	278,137

Cosmetics & Toiletries–0.10%

Levlad, LLC (f)(j)(m)	4,893	795,048

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (f)(j)(m)	7,160	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (f)(j)(m)	11,479	0
		0

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (f)(j)(m)	2,852	2,852
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0) (f)(j)(m)	2,314	2,545
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0) (f)(j)(m)	3,000	30
		5,427

Forest Products–0.10%

Verso Corp., Class A (m)	65,375	747,236

Health Care–0.01%

New Millennium Holdco (j)(m)	136,135	70,178

Lodging & Casinos–2.55%

Caesars Entertainment Operating Co., LLC (m)	35,315	467,924
Twin River Management Group, Inc. (j)(m)	189,050	18,999,525
		19,467,449

Nonferrous Metals & Minerals–0.23%

Arch Coal, Inc.	21,727	1,793,781

Oil & Gas–0.82%

Ameriforge Group Inc. (Acquired 06/08/2017; Cost $31,625) (f)(j)(m)	499	20,708
CJ Holding Co. (m)	27,250	851,835
Ocean Rig 1 Inc. (m)	118,969	2,877,860
Paragon Offshore Finance Co. (Cayman Islands) (i)(j)(m)	2,645	47,831
Paragon Offshore Finance Co. (Cayman Islands), Class A (i)(j)(m)	2,645	3,362
Paragon Offshore Finance Co. (Cayman Islands), Class B (i)(j)(m)	1,323	26,019
Samson Investment Co. (j)	144,254	2,452,318
		6,279,933

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

			Shares		Value

Publishing–0.68%

Affiliated Media, Inc., Class B (j)(m)				81,915	$1,597,345
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148) (f)(j)(m)(n)				8,426	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $23,348) (f)(j)(m)				18,385	11,031
MC Communications, LLC (Acquired 07/02/2009; Cost $0) (f)(j)(m)				739,818	0
Merrill Communications LLC, Class A (j)(m)				326,686	3,511,874
Tronc, Inc. (m)				4,756	84,229
					5,204,479

Retailers (except Food & Drug)–0.11%

Payless Inc. (j)(m)				83,461	824,177

Telecommunications–0.01%

CTM Media Holdings Inc. (m)				1,270	59,055
Goodman Networks Inc. (f)(m)				117,618	0
					59,055

Utilities–0.95%

Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $275,358) (f)(j)(m)				585,868	117,174
Vistra Operations Co. LLC, Rts. expiring 12/31/2046 (Acquired 10/03/2016; Cost $626,147) (j)(m)				357,798	378,550
Vistra Operations Co. LLC, Rts. expiring 12/31/2046				357,798	6,762,382
					7,258,106
Total Common Stocks & Other Equity Interests					51,068,621

	Interest Rate	Maturity Date	Principal Amount (000)(a)

Structured Products–1.39%(j)(k)

Apidos CLO X, Series 2012-10A, Class E (3 mo. USD LIBOR + 6.25%)	7.63%	10/30/2022		$610	612,144
Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)	5.86%	07/16/2025		251	251,687
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)	5.10%	08/05/2030	EUR	136	159,646
ING Investment Management CLO IV, Ltd., Series 2007-4A, Class D (3 mo. USD LIBOR + 4.25%)	5.61%	06/14/2022		542	542,686
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)	6.76%	07/20/2026		1,075	1,053,176
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)	6.47%	10/25/2028		1,220	1,230,839
OCP Euro CLO (Ireland), Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)	5.00%	01/15/2032	EUR	153	183,504
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)	6.21%	04/15/2026		1,741	1,703,841
Octagon Investment Partners XVII Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.50%)	5.87%	10/25/2025		775	771,274
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class D (3 mo. USD LIBOR + 5.25%)	6.67%	12/16/2024		1,575	1,588,458
Regatta IV Funding Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.95%)	6.32%	07/25/2026		380	369,652
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)	7.35%	01/09/2023		2,140	2,152,395
Total Structured Products					10,619,302

			Shares
Preferred Stocks–0.04%(l)

Financial Intermediaries–0.00%

RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0) (f)(j)(m)				584	5,840

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/06/2016-02/16/2017; Cost $0) (f)(j)(m)				1,297	0

Telecommunications–0.03%

Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,399) (f)(j)(m)				139,938	209,907

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Utilities–0.01%

Genie Energy Ltd.	7,632	$56,935
Total Preferred Stocks		272,682
TOTAL INVESTMENTS IN SECURITIES(o)–129.47% (Cost $1,008,017,229)		988,178,817
BORROWINGS–(22.27)%		(170,000,000)
OTHER ASSETS LESS LIABILITIES–(7.20)%		(54,912,345)
NET ASSETS–100.00%		$763,266,472

Investment Abbreviations:

CHF	—	Swiss Franc
CLO	—	Collateralized Loan Obligation
DIP	—	Debtor-in-Possession
EUR	—	Euro

EURIBOR	—	Euro Interbank Offered Rate
GBP	—	British Pound Sterling
LIBOR	—	London Interbank Offered Rate
PIK	—	Pay-in-Kind

Rts.	—	Rights
USD	—	U.S. Dollar
Wts.	—	Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	This variable rate interest will settle after November 30, 2017, at which time the interest rate will be determined.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2017 was $2,594,660, which represented less than 1% of the Fund’s Net Assets.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	Securities purchased or received in a transaction exempt from registration under the 1933 Act. These securities may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $96,960,313, which represented 12.70% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.
(l)	Acquired as part of a bankruptcy restructuring.
(m)	Non-income producing security.
(n)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of November 30, 2017 represented less than 1% of the Fund’s Net Assets. See Note 4.
(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/15/2017	Barclays Bank PLC	USD	8,113,791	EUR	6,880,350	$81,043
12/15/2017	Citibank, N.A.	SEK	713,818	USD	88,400	3,061
12/15/2017	Citibank, N.A.	USD	8,109,387	EUR	6,880,350	85,446
12/15/2017	Citibank, N.A.	USD	85,569	SEK	719,643	467
12/15/2017	Goldman Sachs International	USD	8,123,103	EUR	6,891,520	85,034
12/15/2017	Goldman Sachs International	USD	3,538,998	GBP	2,689,568	99,714
12/15/2017	JPMorgan Chase Bank, N.A.	SEK	713,664	USD	88,354	3,033
12/15/2017	JPMorgan Chase Bank, N.A.	USD	3,664,137	GBP	2,787,518	107,092
12/15/2017	JPMorgan Chase Bank, N.A.	USD	84,198	SEK	707,839	427
12/15/2017	Royal Bank of Canada	CHF	402,863	USD	415,039	5,176
12/15/2017	Royal Bank of Canada	USD	407,221	CHF	402,863	2,642
12/15/2017	Royal Bank of Canada	USD	8,101,613	EUR	6,880,350	93,221
12/15/2017	Royal Bank of Canada	USD	3,671,445	GBP	2,792,158	106,061
01/16/2018	Barclays Bank PLC	USD	1,942,839	EUR	1,641,226	16,438
Subtotal—Appreciation						688,855
12/15/2017	Barclays Bank PLC	EUR	7,075,634	USD	8,391,230	(36,196)
12/15/2017	Canadian Imperial Bank of Commerce	EUR	6,921,088	USD	8,190,959	(52,395)
12/15/2017	Citibank, N.A.	EUR	25,777	USD	30,119	(582)
12/15/2017	Citibank, N.A.	GBP	3,418,947	USD	4,531,270	(94,218)
12/15/2017	Goldman Sachs International	EUR	7,002,674	USD	8,319,636	(20,892)
12/15/2017	JPMorgan Chase Bank, N.A.	EUR	6,507,398	USD	7,732,865	(17,765)
12/15/2017	JPMorgan Chase Bank, N.A.	GBP	2,430,796	USD	3,238,385	(50,236)
12/15/2017	Royal Bank of Canada	GBP	2,419,501	USD	3,223,310	(50,029)
01/16/2018	Barclays Bank PLC	EUR	6,848,696	USD	8,095,767	(80,127)
01/16/2018	Citibank, N.A.	EUR	6,848,696	USD	8,091,289	(84,606)
01/16/2018	Citibank, N.A.	SEK	756,701	USD	90,196	(521)
01/16/2018	Goldman Sachs International	EUR	7,028,258	USD	8,304,238	(86,015)
01/16/2018	Goldman Sachs International	GBP	2,702,317	USD	3,560,762	(100,182)
01/16/2018	JPMorgan Chase Bank, N.A.	GBP	3,527,111	USD	4,650,815	(127,513)
01/16/2018	JPMorgan Chase Bank, N.A.	SEK	729,351	USD	87,009	(428)
01/16/2018	Royal Bank of Canada	CHF	403,552	USD	409,117	(2,644)
01/16/2018	Royal Bank of Canada	EUR	6,848,696	USD	8,083,639	(92,256)
01/16/2018	Royal Bank of Canada	GBP	2,702,317	USD	3,558,495	(102,449)
Subtotal—Depreciation						(999,054)
Total Open Forward Foreign Currency Contracts—Currency Risk						$(310,199)

Currency Abbreviations:

CHF	—	Swiss Franc	SEK	—	Swedish Krona
EUR	—	Euro	USD	—	U.S. Dollar
GBP	—	British Pound Sterling

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

Invesco Senior Loan Fund

A. Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.

Invesco Senior Loan Fund

D. Securities Purchased on a When-Issued and Delayed Delivery Basis – (continued)

Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Invesco Senior Loan Fund

I.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2017, there were transfers from Level 3 to Level 2 of $3,737,941 due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $19,750,904 due to third party vendor quotations utilizing single market quotes.

Invesco Senior Loan Fund

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$790,507,493	$75,303,179	$865,810,672
Bonds & Notes	—	60,407,540	—	60,407,540
Common Stocks & Other Equity Interests	18,033,615	28,102,012	4,932,994	51,068,621
Structured Products	—	10,619,302	—	10,619,302
Preferred Stocks	56,935	0	215,747	272,682
Investments Matured	—	—	408,009	408,009
	18,090,550	889,636,347	80,859,929	988,586,826
Forward Foreign Currency Contracts*	—	(310,199)	—	(310,199)
Total Investments	$18,090,550	$889,326,148	$80,859,929	$988,276,627

* Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2017:

	Value 02/28/2017	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 11/30/2017
Variable Rate Senior Loan Interests	$85,103,222	$23,224,693	$(50,793,791)	$502,265	$590,661	$663,166	$19,750,904	$(3,737,941)	$75,303,179
Common Stocks & Other Equity Interests	8,318,991	32,801	(7,398,546)	—	4,991,298	(1,011,550)	—	—	4,932,994
Preferred Stocks	5,840	1,399	—	—	(119,180)	327,688	—	—	215,747
Investments Matured	671,443	6,281	(199,236)	(363)	(329,878)	259,762	—	—	408,009
Total	$94,099,496	$23,265,174	$(58,391,573)	$501,902	$5,132,901	$239,066	$19,750,904	$(3,737,941)	$80,859,929

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Senior Loan Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$688,855
Total Derivative Assets subject to master netting agreements	$688,855

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(999,054)
Total Derivative Liabilities subject to master netting agreements	$(999,054)

Effect of Derivative Investments for the nine months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(4,217,645)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(304,705)
Total	$(4,522,350)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$151,040,311

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended November 30, 2017.

	Value 02/28/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/2017	Dividend Income
Axia Inc., Common Shares	$4,532,541	$—	$(6,024,745)	$(2,263,656)	$3,755,860	$—	$—
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	$—
Total	$4,532,541	$—	$(6,024,745)	$(2,263,656)	$3,755,860	$0	$—

Invesco Senior Loan Fund

NOTE 5 — Unfunded Loan Commitments

As of November 30, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)	Value
Allied Universal Holdco LLC	Incremental Delayed Draw Term Loan	$ 457,593	$455,877
Brickman Group Ltd. LLC	First Lien Revolver Loan	417,854	386,515
Community Health Systems, Inc.	Revolver Loan	843,260	789,245
Engineered Machinery Holdings, Inc.	First Lien Delayed Draw Term Loan	11,882	11,882
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan	30,793	30,793
Hearthside Group Holdings, LLC	Revolver Loan	1,569,838	1,566,997
IAP Worldwide Services	Revolver Loan	1,350,691	1,350,691
MacDermid, Inc.	First Lien Multicurrency Revolver Loan	671,539	670,676
MacDermid, Inc.	First Lien Revolver Loan	261,839	261,502
National Vision, Inc.	First Lien Revolver Loan	1,249,944	1,149,948
Nidda Healthcare Holding AG	Term Loan B-1	EUR 1,121,683	1,345,015
Nidda Healthcare Holding AG	Term Loan B-1	GBP 172,165	235,673
Nidda Healthcare Holding AG	Term Loan B-2	EUR 309,974	371,691
NRG Energy Inc.	Revolver Loan A	17,507,378	17,403,647
Prime Security Services Borrower, LLC	Revolver Loan	1,431,027	1,430,083
Scientific Games International, Inc.	Multicurrency Revolver Loan	3,086,859	3,063,708
Scientific Games International, Inc.	Revolver Loan	1,002,699	995,179
TGP Holdings III, LLC	First Lien Delayed Draw Term Loan	87,026	87,026
Transtar Holding Co.	Exit Term Loan	169,960	167,410
Unilabs Diagnostics AB	Revolver Loan	EUR 768,492	908,578
			$32,682,136
(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Abbreviations:

EUR	—	Euro

GBP	—	British Pound Sterling

NOTE 6 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At the nine months ended November 30, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,249,944	$1,149,948
Mizuho Corporate Bank	17,507,378	17,403,647
Total	$18,757,322	$18,553,595

Invesco Senior Loan Fund

Item 2.	Controls and Procedures.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.